UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary information statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

Packetport.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PACKETPORT.COM, INC.

NOTICE OF STOCKHOLDER ACTION

To the Stockholders of Packetport.com, Inc.:

Notice is hereby given that the following actions were authorized by the Board of Directors of Packetport.com Inc. on March 10, 2008, and approved by the written consent of the stockholders of Packetport.com, Inc. holding a majority of the shares of our outstanding common stock:

(1)	Amendment to our Amended and Restated Articles of Incorporation to change the name of the corporation from Packetport.com, Inc. to Wyndstorm Corporation.

The foregoing action will be taken on or about May 1, 2008, or approximately twenty (20) days after the mailing of this Notice and the enclosed Information Statement.

This Notice and the attached Information Statement are being circulated to advise our stockholders of certain actions already approved by written consent of the stockholders who collectively hold a majority of the outstanding shares of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until approximately twenty (20) days after the date this Information Statement is mailed to our stockholders. Therefore, this Notice and the enclosed Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Because the written consent of a majority of stockholders satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law, our Articles of Incorporation, as amended and our Bylaws, we are not asking for a proxy and you are not requested to send one.

By Order of the Board of Directors

/s/ Marian Sabety

Marian Sabety

Chairman of the Board

Washington, D.C.

April 11, 2008

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PACKETPORT.COM, INC.

2236 Cathedral Avenue, Washington, DC  20008

INFORMATION STATEMENT

We are mailing this Information Statement on or about April 11, 2008 to our stockholders of record as of the close of business on April 11,  2008, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. As of March 12, 2008, there were 18,135,060 shares of our common stock outstanding.

This Information Statement provides information with respect to certain actions taken by our Board of Directors and our stockholders. These actions are described in the proposal below. We expect the proposals to take effect on May 1, 2008 or approximately twenty days after mailing this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

PROPOSAL: TO CHANGE THE COMPANY'S NAME TO WYNDSTORM CORPORATION

The Board of Directors unanimously approved and recommended for shareholder approval a change of the Company's name from Packetport.com, Inc. to Wyndstorm Corporation.  To approve this proposal, the affirmative vote of the holders of a majority of outstanding shares of Common Stock is required.  The requisite vote of such shareholders was obtained on March 12, 2008.

The primary reasons for the proposed name change are to better clarify the identity of the Company.  The Company is currently the parent company of Wyndstorm Corporation, a Delaware corporation. (“Wyndstorm”). On February 25, 2008 Wyndstorm Corporation, effected a reverse merger into the Company (the “Merger”). Wyndstorm is the Company's operating company, and is a provider of end-to-end technology and online marketing services, including design, build, hosting, and online marketing support. Wyndstorm specializes in social media, gaming, online entertainment, and ecommerce web solutions. Wyndstorm utilizes its pre-built applications to provide speed-to-market turn-key solutions for launching online marketing programs utilizing leading techniques, including 3-D virtual worlds, advergaming, interactive entertainment, and social network-based viral marketing. Wyndstorm’s goal is to provide its clients with the best methods to increase user value and achieve desired business results.

To effectuate the change of the Company's name, we will file the Company's Amended and Restated Articles of Incorporation with the Nevada Secretary of State, as described further below.  After the filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State, the Company shall cease use of the name Packetport.com, Inc. and will use the name Wyndstorm Corporation, Inc. We anticipate filing the Amended and Restated Articles of Incorporation approximately twenty (20) days after the mailing of this Information Statement. The currently outstanding stock certificates evidencing shares of our common stock bearing the name “Packetport.com, Inc.” will continue to be valid and represent shares of our common stock following the name change. In the future, new certificates will be issued bearing our new name, but this will not effect the validity of your current stock certificates.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth, as of March 12, 2008, after giving effect to the Merger, information with respect to the securities holdings of all persons which we have reason to believe may be deemed (i) the beneficial owners of more than five percent (5%) of the outstanding Common Stock, (ii) each director and (iii) each officer. The following table indicates the beneficial ownership of such individuals numerically calculated based upon 18,135,060 shares of Common Stock outstanding as of such date.

	Shares of Common Stock Beneficially Owned
Name, Title (if applicable) and Address of Owner	Number	Percent (%)
Marian F. Sabety President and Chief Executive Officer and Chairman of the Board 2236 Cathedral Avenue Washington DC 20008	6,768,191	37.32%
Charles Lee Hamilton Sr. Vice President and Chief Technology Officer PO Box 2615 Ft. Bragg, California 95437	2,243,946	12.37%
Thomas Kerns McKnight Secretary, Treasurer and General Counsel 2236 Cathedral Avenue Washington, DC 20008	440,408	2.43%
Richard Rose Chief Financial Officer 1156 Millwood Pond Drive Herndon, Virginia 20170	0	0
All Executive Officers and Directors as a Group (4 persons)	9,452,545	52.12%

Only one copy of this Information Statement is being delivered to multiple security holders sharing one address, unless we had received contrary instructions. Upon request, we will promptly deliver a separate copy of the information statement to a stockholder at a shared address to which one copy was delivered. To make such a request, please contact in writing or by phone, our Corporate Secretary, 2236 Cathedral Avenue, Washington, DC  20008, telephone number (202) 491 4550. If you received more than one copy of this information statement and wish to reduce the number of reports you receive in the future, we will discontinue the mailing of reports on the accounts you select upon your request to the Corporate Secretary at the foregoing address.

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Cost of Information Statement Solicitation

We will pay the cost of the distribution of this Information Statement. As required by the Securities and Exchange Commission (SEC), we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending this Information Statement to beneficial owners of our common stock.

By Order of the Board of Directors,

/s/ Marian Sabety

Marian Sabety

Chairman of the Board

Washington, D.C.

April 11, 2008

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